Exhibit 99.1

GENTIVA great healthcare has come home GENTIVA HEALTH SERVICES, INC. 3350 RIVERWOOD PARKWAY SUITE 1400 ATLANTA, GA 30339 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. Adoption of the Agreement and Plan of Merger, dated as of October 9, 2014, as it may be amended from time to time, among Gentiva Health Services, Inc., a Delaware corporation, Kindred Healthcare, Inc., a Delaware corporation, and Kindred Healthcare Development 2, Inc., a Delaware corporation and wholly owned subsidiary of Kindred Healthcare, Inc. 2. Approval, by advisory (non-binding) vote, of certain compensation arrangements for Gentiva’s named executive officers in connection with the merger. 3. Adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement. NOTE: Authority is hereby given to each of the proxies acting individually to vote, in their discretion, upon other business as may properly come before the special meeting or any adjournment or postponement thereof. For address change/comments, mark here.0 (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000223071_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . GENTIVA HEALTH SERVICES, INC. Proxy Solicited on Behalf of the Board of Directors For the Special Meeting of Shareholders January 22, 2015 The undersigned, revoking all prior proxies, hereby appoints Tony Strange, Eric R. Slusser and John N. Camperlengo, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Gentiva Health Services, Inc. (the “Company”), at its Special Meeting of Shareholders to be held at the Renaissance Waverly Hotel, 2450 Galleria Parkway, Atlanta, Georgia 30339 on Thursday, January 22, 2015 at 3:00 p.m., and at all adjournments or postponements thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation. This proxy is revocable, and the undersigned retains the right to attend this meeting and to vote the undersigned’s shares in person. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR THE PROPOSAL TO APPROVE BY ADVISORY (NON-BINDING) VOTE THE MERGER-RELATED EXECUTIVE COMPENSATION AND FOR THE PROPOSAL TO APPROVE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO ADOPT THE MERGER AGREEMENT. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed and dated on reverse side 0000223071_2 R1.0.0.51160